EXHIBIT 10.14

                          COMMONWEALTH OF PENNSYLVANIA
                         DEPARTMENT OF GENERAL SERVICES
                               BUREAU OF PURCHASE
                         ROOM 414, NORTH OFFICE BUILDING
                               HARRISBURG PA 17125


5 February 2004

TeleScience International Inc.
Attn: [Richard E. Meccarielli]
8150 Lessburg Pike
Suite 1200
Vienna VA 22182

         SUBJECT: Contract Renewal
         Renewal of Contract: #2550-09 "Personal Protection Equipment PPE)" (4600005189)
         Term of Renewal:  July 1, 2004 thru June 30, 2005
         Amount of Security:    None
         Renewal Security Required: Yes |_|    No   |X|

Mr. Sakowitz:

Per the terms of the original Invitation-For-Bid the Commonwealth is interested in exercising t the Option to Renew clause contained within the referenced Contract. The clause states: "The contract(s) or any part of the e contract(s) may be renewed, for an additional one (1) year(s) term by mutual agreement between the Commonwealth and the Contract(s). If the Contract(s) is/are renewed the same terms and conditions shall apply."

We are therefore, requesting your concurrence as to the renewal of the above referenced Contract. If you agree to the renewal, please indicate below by checking the "Yes" block at the bottom of this letter and signing where indicated.

If there is an "X" in the "Yes" box above at "Renewal Security Required" you will receive a separate letter from our Security Officer requesting the required Security, Do not forward any security until requested to do to by our Security Officer.

Please complete the bottom section of this letter and fax a copy to us at (717) 783-6241 to be received by us no later than close of business 26 February 2004. Thank you for your immediate response. Should you have any questions, you may contact me at 717-787-4103.

Sincerely,


Richard R. Woodworth

I agree to the renewal of the above referenced Contract for the above stated Term of Renewal. All terms, conditions and prices shall remain the same as in the current contract.

                                                Yes |X|    No    |_|

Signature [/s/ Richard E. Meccarielli]          Company Name [/s/ Telescience International, Inc.]
          ----------------------------------                 -------------------------------------

Printed Name [Richard E. Meccarielli            Title [UP Technology Division]
              ------------------------------          ------------------------


  (PERSON SIGNING THIS RENEWAL AGREEMENT MUST HAVE THE POWER TO BIND THEIR
      COMPANY BY THEIR SIGNATURE.)